Exhibit 99.1
Verde Clean Fuels, Inc. Announces Suspension of Development of Permian Basin Project

HOUSTON – February 6, 2026 - Verde Clean Fuels, Inc. (NASDAQ: VGAS) (“Verde” or the “Company”) announced today the suspension of development of its Permian Basin project primarily as a result of changing market conditions driven by increasing demand for natural gas in the Permian Basin.
In February 2024, the Company and Cottonmouth Ventures, LLC ("Cottonmouth"), a wholly-owned subsidiary of Diamondback Energy, Inc. (NASDAQ: FANG) (“Diamondback”) entered into a joint development agreement (“JDA”) to develop a natural gas-to-gasoline plant in the Permian Basin utilizing Verde’s STG+® technology and associated natural gas from Diamondback’s operations (the “Permian Basin Project”). Following announcement of the JDA, the Company began development work on the Permian Basin Project, which included a front-end engineering and design (“FEED”) study that was completed in December 2025.
“We are thankful to Diamondback for their support of the Permian Basin project. The learnings from the work that was completed, in particular from the FEED study, will continue to be useful as we explore other opportunities to deploy our technology. This allows us to devote our resources toward other opportunities we have been developing in regions where natural gas is stranded or flared without access to a higher value outlet to market. Cottonmouth remains our second largest shareholder and supportive of our continued efforts to deploy our technology,” said Ernest Miller, CEO of Verde.
About Verde Clean Fuels, Inc.
Verde is a clean fuels company focused on the deployment of its innovative and proprietary liquid fuels processing technology through development of commercial production plants. Verde's synthesis gas ("syngas")-to-gasoline plus (STG+®) process converts syngas, derived from diverse feedstocks, into fully finished liquid fuels that require no additional refining. Verde is currently focused on opportunities to convert associated natural gas into gasoline, which is expected to provide a market for such natural gas with the added potential benefits of flare mitigation and production of gasoline with a lower carbon intensity than conventional gasoline.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Company’s expectations and any future financial performance, the Company’s strategy, future operations, financial position, prospects, plans, goals and objectives of management are forward-looking statements. The words “could,” “should,” “would,” “will,” “aim,” “may,” “focus,” “believe,” “anticipate,” ”intend,” “estimate,” “expect,” “advance,” ”project,” “plan,” “potential,” "goal,” “strategy,” “proposed,” “positions,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These risks and uncertainties include, but are not limited to: changes in general economic, financial, legal, regulatory, political, governmental and business conditions; changes in domestic and foreign markets and policies; the market price and opportunities for natural gas in the Permian Basin as well as other regions; the failure of Verde to develop its first commercial facility, whether due to the inability to obtain the required financing or for any other reason; the failure of Verde to develop any additional commercial facility for any reason; the risks and uncertainties relating to the implementation of Verde’s business strategy and the timing of any business milestone; and delays in acquisition, financing, construction and development of any potential project. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov.

Contacts

Investor Relations:
Caldwell Bailey (ICR)
verdeIR@icrinc.com

Media Relations:
Juliet Fisher (Merchant)
juliet@merchant.agency